Exhibit 99.2

Supplemental Financial Information August 1, 2019

Supplemental Financial Information For the quarter ended June 30, 2019 August 1, 2019

Supplemental Financial Information August 1, 2019

Table of Contents

HIDDEN_ROW
CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q2 2019 – Q2 2018	10
Consolidated Statements of Operations Q2 and Q2 YTD 2019/2018	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q2 and Q2 YTD 2019/2018	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q2 and Q2 YTD 2019/2018	14
Pro Forma Consolidated Statements of Operations Q2 2019 – Q3 2018, FY 2018	15
EARNINGS GUIDANCE	16
Earnings Guidance for Q3 and FY 2019	17
Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q3 and FY 2019	19
CAPITALIZATION	20
Comparative Capitalization Q2 2019 – Q2 2018	21
Consolidated Debt Summary Schedule	22
Consolidated Amortization and Debt Maturity Schedule as of June 30, 2019	23
PROPERTY-LEVEL DATA	24
Hotel Information as of August 1, 2019	25

Supplemental Financial Information August 1, 2019

Supplemental Financial Information August 1, 2019

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information August 1, 2019

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of August 1, 2019 has interests in 21 hotels comprised of 10,780 rooms. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels considered to be Long-Term Relevant Real Estate®, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of Long-Term Relevant Real Estate® in the hospitality sector. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own a portfolio of hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements. Our strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Our goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

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Supplemental Financial Information August 1, 2019

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, government shutdown, changes in the European Union or global economic slowdown, as well as any type of flu, disease-related pandemic or the adverse effects of climate change, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; risks impacting our ability to pay anticipated future dividends; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

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Supplemental Financial Information August 1, 2019

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the NAREIT definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information August 1, 2019

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets, which includes the amortization of our operating lease

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Supplemental Financial Information August 1, 2019

intangible, as well as the noncash expense incurred from straight-lining our lease obligations, as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets, which includes the amortization of both our finance and operating lease intangibles, as well as the noncash expense incurred from straight-lining our lease obligations (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 21 Hotel Actual/Comparable Portfolio is comprised of all hotels we owned as of June 30, 2019.  We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

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Supplemental Financial Information August 1, 2019

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information August 1, 2019

Condensed Consolidated Balance Sheets
Q2 2019 – Q2 2018

(In thousands)	June 30, 2019 (1)	March 31, 2019 (2)	December 31, 2018 (3)	September 30, 2018 (4)	June 30, 2018 (5)
Assets
Investment in hotel properties:
Land	$605,581	$605,388	$611,993	$615,641	$604,866
Buildings & improvements	2,957,631	2,950,723	2,983,308	3,013,659	3,039,104
Furniture, fixtures, & equipment	497,082	492,317	486,441	489,153	488,042
Other	102,125	88,305	117,543	132,813	117,962
	4,162,419	4,136,733	4,199,285	4,251,266	4,249,974
Less accumulated depreciation & amortization	(1,225,741)	(1,189,937)	(1,168,287)	(1,177,644)	(1,160,793)
	2,936,678	2,946,796	3,030,998	3,073,622	3,089,181

Finance lease right-of-use assets, net (6)	54,991	55,359	—	—	—
Operating lease right-of-use assets, net (6)	62,380	63,235	—	—	—
Other noncurrent assets, net	27,029	32,878	33,361	35,019	35,102

Current assets:
Cash and cash equivalents	741,503	683,995	809,316	650,691	544,900
Restricted cash	46,199	50,746	53,053	68,794	74,989
Other current assets, net	56,960	57,648	46,105	57,175	59,052
Assets held for sale, net	—	—	—	33,312	42,389
Total assets	$3,925,740	$3,890,657	$3,972,833	$3,918,613	$3,845,613

*Footnotes on following page.

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Supplemental Financial Information August 1, 2019

Condensed Consolidated Balance Sheets
Q2 2019– Q2 2018 (cont.)

(In thousands)	June 30, 2019 (1)	March 31, 2019 (2)	December 31, 2018 (3)	September 30, 2018 (4)	June 30, 2018 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$6,167	$6,064	$5,838	$5,913	$5,653
Other current liabilities	115,024	106,318	226,887	118,050	118,553
Liabilities of assets held for sale	—	—	—	3,459	4,061
Total current liabilities	121,191	112,382	232,725	127,422	128,267

Notes payable, less current portion, net	968,090	969,657	971,225	972,814	974,309
Finance lease obligations, less current portion (6)	27,120	27,064	27,009	26,956	26,904
Operating lease obligations, less current portion (6)	52,097	53,276	—	—	—
Other liabilities	19,176	17,991	30,703	30,981	30,802
Total liabilities	1,187,674	1,180,370	1,261,662	1,158,173	1,160,282

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,282	2,286	2,282	2,282	2,283

Additional paid in capital	2,723,737	2,726,466	2,728,684	2,726,523	2,724,379
Retained earnings	1,243,002	1,199,039	1,182,722	1,106,391	1,017,181
Cumulative dividends and distributions	(1,469,456)	(1,454,838)	(1,440,202)	(1,313,741)	(1,299,121)
Total stockholders' equity	2,689,565	2,662,953	2,663,486	2,711,455	2,634,722
Noncontrolling interest in consolidated joint venture	48,501	47,334	47,685	48,985	50,609
Total equity	2,738,066	2,710,287	2,711,171	2,760,440	2,685,331
Total liabilities and equity	$3,925,740	$3,890,657	$3,972,833	$3,918,613	$3,845,613

(1)	As presented on Form 10-Q to be filed in August 2019.
(2)	As presented on Form 10-Q filed on May 8, 2019.
(3)	As presented on Form 10-K filed on February 14, 2019.
(4)	As presented on Form 10-Q filed on November 6, 2018.
(5)	As presented on Form 10-Q filed on August 1, 2018.
(6)

Upon adoption of ASC 842 Leases in January 2019, the Company recorded operating lease right-of-use assets and related operating lease obligations on its balance sheet. In addition, the Company reclassified its capital lease assets from investment in hotel properties to finance lease right-of-use assets and the related capital lease obligations to finance lease obligations.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information August 1, 2019

Consolidated Statements of Operations
Q2 and Q2 YTD 2019/2018

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2019	2018	2019	2018
Revenues
Room	$208,735	$220,304	$380,593	$400,580
Food and beverage	75,704	79,292	144,817	153,558
Other operating	18,457	17,851	35,166	34,755
Total revenues	302,896	317,447	560,576	588,893
Operating expenses
Room	51,846	54,900	100,092	105,995
Food and beverage	48,399	50,885	95,221	101,039
Other operating	4,367	4,357	8,332	8,298
Advertising and promotion	14,149	14,316	27,713	28,222
Repairs and maintenance	10,193	10,851	20,475	21,954
Utilities	6,533	6,974	13,198	14,449
Franchise costs	8,579	9,961	15,418	17,814
Property tax, ground lease and insurance	20,614	21,508	40,962	43,289
Other property-level expenses	34,015	35,518	66,855	69,425
Corporate overhead	8,078	7,594	15,594	14,696
Depreciation and amortization	36,524	37,334	72,911	74,022
Impairment loss	—	1,394	—	1,394
Total operating expenses	243,297	255,592	476,771	500,597

Interest and other income	4,811	2,966	9,735	4,457
Interest expense	(15,816)	(11,184)	(30,142)	(20,060)
Gain on sale of assets	—	—	—	15,659
Income before income taxes	48,594	53,637	63,398	88,352
Income tax (provision) benefit, net	(2,676)	(2,375)	436	1,365
Net income	45,918	51,262	63,834	89,717
Income from consolidated joint venture attributable to noncontrolling interest	(1,955)	(2,374)	(3,554)	(4,813)
Preferred stock dividends	(3,207)	(3,207)	(6,414)	(6,414)
Income attributable to common stockholders	$40,756	$45,681	$53,866	$78,490

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.18	$0.20	$0.24	$0.35

Basic and diluted weighted average common shares outstanding	227,389	225,232	227,305	224,760

Distributions declared per common share	$0.05	$0.05	$0.10	$0.10

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Supplemental Financial Information August 1, 2019

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q2 and Q2 YTD 2019/2018

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2019	2018	2019	2018
Net income	$45,918	$51,262	$63,834	$89,717
Operations held for investment:
Depreciation and amortization	36,524	37,334	72,911	74,022
Interest expense	15,816	11,184	30,142	20,060
Income tax provision (benefit), net	2,676	2,375	(436)	(1,365)
Loss (gain) on sale of assets	—	6	—	(15,663)
Impairment loss	—	1,394	—	1,394
EBITDAre	100,934	103,555	166,451	168,165

Operations held for investment:
Amortization of deferred stock compensation	2,900	2,865	5,022	4,865
Amortization of favorable and unfavorable contracts, net	—	2	—	5
Amortization of right-of-use assets (1)	(251)	(229)	(270)	(447)
Finance lease obligation interest - cash ground rent	(590)	(589)	(1,179)	(1,178)
Hurricane-related insurance proceeds net of uninsured losses	—	(1,084)	—	(1,015)
Prior year property tax adjustments, net	109	136	298	117
Prior owner contingency funding	(900)	—	(900)	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,955)	(2,374)	(3,554)	(4,813)
Depreciation and amortization	(640)	(640)	(1,279)	(1,278)
Interest expense	(558)	(489)	(1,118)	(924)
Amortization of right-of-use asset (1)	73	73	145	145
	(1,812)	(2,329)	(2,835)	(4,523)
Adjusted EBITDAre, excluding noncontrolling interest	$99,122	$101,226	$163,616	$163,642

(1)

Amounts originally reported for the three and six months ended June 30, 2018 for amortization of lease intangibles and noncash ground rent have been reclassified to amortization of right-of-use assets to conform to the current year's reporting.

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Supplemental Financial Information August 1, 2019

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 and Q2 YTD 2019/2018

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2019	2018	2019	2018
Net income	$45,918	$51,262	$63,834	$89,717
Preferred stock dividends	(3,207)	(3,207)	(6,414)	(6,414)
Operations held for investment:
Real estate depreciation and amortization (1)	35,900	36,876	71,670	73,104
Loss (gain) on sale of assets	—	6	—	(15,663)
Impairment loss	—	1,394	—	1,394
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,955)	(2,374)	(3,554)	(4,813)
Real estate depreciation and amortization	(640)	(640)	(1,279)	(1,278)
FFO attributable to common stockholders	76,016	83,317	124,257	136,047

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	—	2	—	5
Real estate amortization of right-of-use assets (1)	146	138	297	286
Noncash interest on derivatives and finance lease obligations, net	3,634	(1,040)	5,753	(4,177)
Hurricane-related insurance proceeds net of uninsured losses	—	(1,084)	—	(1,015)
Prior year property tax adjustments, net	109	136	298	117
Prior owner contingency funding	(900)	—	(900)	—
Noncash income tax provision (benefit), net	2,648	2,147	(636)	(1,819)
Noncontrolling interest:
Real estate amortization of right-of-use asset (1)	73	73	145	145
Noncash interest on derivative, net	—	(4)	—	(1)
	5,710	368	4,957	(6,459)
Adjusted FFO attributable to common stockholders	$81,726	$83,685	$129,214	$129,588
FFO attributable to common stockholders per diluted share	$0.33	$0.37	$0.55	$0.60
Adjusted FFO attributable to common stockholders per diluted share	$0.36	$0.37	$0.57	$0.58

Basic weighted average shares outstanding	227,389	225,232	227,305	224,760
Shares associated with unvested restricted stock awards	145	277	202	310
Diluted weighted average shares outstanding	227,534	225,509	227,507	225,070

(1)

Amounts originally reported for the three and six months ended June 30, 2018 for real estate depreciation and amortization related to finance leases, amortization of lease intangibles and noncash ground rent have been reclassified to real estate amortization of right-of-use assets to conform to the current year's reporting.

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Supplemental Financial Information August 1, 2019

Pro Forma Consolidated Statements of Operations
Q2 2019 – Q3 2018, FY 2018

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	June 30,	March 31,	December 31,	September 30,	December 31,
	2019	2019	2018	2018	2018
Revenues
Room	$208,735	$171,858	$186,414	$198,568	$754,093
Food and beverage	75,704	69,113	65,672	60,987	266,086
Other operating	18,457	16,709	22,265	17,313	71,809
Total revenues	302,896	257,680	274,351	276,868	1,091,988

Operating Expenses
Room	51,846	48,246	49,264	51,210	198,179
Food and beverage	48,399	46,822	45,200	43,805	180,458
Other expenses	98,450	94,503	91,897	91,887	367,104
Corporate overhead	8,078	7,516	8,191	7,360	30,247
Depreciation and amortization	36,524	36,387	35,836	35,018	140,712
Total operating expenses	243,297	233,474	230,388	229,280	916,700

Interest and other income	4,811	4,924	3,451	2,592	10,500
Interest expense	(15,816)	(14,326)	(16,081)	(11,549)	(47,690)
Loss on extinguishment of debt	—	—	(835)	—	(835)
Income before income taxes	48,594	14,804	30,498	38,631	137,263
Income tax (provision) benefit, net	(2,676)	3,112	(2,459)	(673)	(1,767)
Net Income	$45,918	$17,916	$28,039	$37,958	$135,496

Adjusted EBITDAre, excluding noncontrolling interest (2)	$99,122	$64,494	$81,668	$83,077	$318,268

(1)

Includes the Company's ownership results for the 21 Hotel Actual/Comparable Portfolio, along with the reduction of rental expense due to the acquisitions of previously leased building space and land at the Renaissance Washington DC and JW Marriott New Orleans, respectively. Excludes the Company's ownership results for the Marriott Tysons Corner due to its sale in December 2018, the Hilton North Houston and Marriott Houston (the “two Houston hotels”) due to their sales in October 2018, the Hyatt Regency Newport Beach due to its sale in July 2018, and the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018.

(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the three and six months ended June 30, 2019 can be found on page 13 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information August 1, 2019

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information August 1, 2019

Earnings Guidance for Q3 and FY 2019

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment, or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, stock repurchases or unannounced financings during 2019.

For the third quarter of 2019, the Company expects:

Metric	Quarter Ended September 30, 2019 Guidance (1)
Net Income ($ millions)	$32 to $36
21 Hotel Comparable Portfolio RevPAR Growth	- 0.5% to + 1.5%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$79 to $82
Adjusted FFO Attributable to Common Stockholders ($ millions)	$62 to $65
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.27 to $0.29
Diluted Weighted Average Shares Outstanding	225,000,000

For the full year of 2019, the Company expects:

Metric	Full Year 2019 Guidance (2)	Current Full Year 2019 Guidance (1)	Change in Full Year 2019 Guidance Midpoint
Net Income ($ millions)	$118 to $135	$117 to $130	- $3
21 Hotel Comparable Portfolio RevPAR Growth	0.5% to + 3.0%	+ 0.75% to + 2.75%	―
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$308 to $324	$312 to $324	+ $2
Adjusted FFO Attributable to Common Stockholders ($ millions)	$238 to $254	$243 to $255	+ $3
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.04 to $1.11	$1.07 to $1.13	+ $0.02
Diluted Weighted Average Shares Outstanding	228,000,000	226,200,000	- 1,800,000

(1)	See page 19 for detailed reconciliations of Net Income to non-GAAP financial measures.
(2)	Reflects guidance presented on May 6, 2019.

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information August 1, 2019

Earnings Guidance for Q3 and FY 2019 (cont.)

Third quarter and full year 2019 guidance are based in part on the following assumptions:

•	Full year total revenue displacement of approximately $5 million, related to planned 2019 capital investment projects.
•	Full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $4 million related to planned 2019 capital investment projects.
•	Full year 21 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline 25 basis points to 75 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $22 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $56 million, including approximately $3 million in amortization of deferred financing costs, approximately $3 million of finance lease obligation interest and approximately $6 million of noncash loss on derivatives.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information August 1, 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q3 and FY 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	September 30, 2019		December 31, 2019
(In thousands, except per share data)	Low	High	Low	High

Net income	$31,900	$35,500	$117,200	$130,200
Depreciation and amortization	36,400	36,200	145,600	145,200
Interest expense	13,200	13,000	56,200	55,800
Income tax provision (benefit), net	100	100	(200)	(200)
Amortization of deferred stock compensation	2,100	2,100	9,300	9,300
Amortization of right-of-use assets	(300)	(300)	(800)	(800)
Finance lease obligation interest - cash ground rent	(600)	(600)	(2,400)	(2,400)
Prior year property tax adjustments, net	—	—	300	300
Prior owner contingency funding	—	—	(900)	(900)
Noncontrolling interest	(3,800)	(4,000)	(12,300)	(12,500)
Adjusted EBITDAre, excluding noncontrolling interest	$79,000	$82,000	$312,000	$324,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$31,900	$35,500	$117,200	$130,200
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	35,700	35,500	143,100	142,700
Real estate amortization of right-of-use assets	200	200	600	600
Noncash interest on derivatives and finance lease obligations, net	100	100	5,900	5,900
Prior year property tax adjustments, net	—	—	300	300
Noncash income tax benefit, net	—	—	(600)	(600)
Prior owner contingency funding	—	—	(900)	(900)
Noncontrolling interest	(3,200)	(3,400)	(10,000)	(10,200)
Adjusted FFO attributable to common stockholders	$61,500	$64,700	$242,800	$255,200

Adjusted FFO attributable to common stockholders per diluted share	$0.27	$0.29	$1.07	$1.13

Diluted weighted average shares outstanding	225,000	225,000	226,200	226,200

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information August 1, 2019

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information August 1, 2019

Comparative Capitalization
Q2 2019 – Q2  2018

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2019	2019	2018	2018	2018

Common Share Price & Dividends
At the end of the quarter	$13.71	$14.40	$13.01	$16.36	$16.62
High during quarter ended	$14.94	$15.44	$16.13	$16.98	$17.52
Low during quarter ended	$13.19	$12.86	$12.91	$15.79	$14.42
Common dividends per share	$0.05	$0.05	$0.54	$0.05	$0.05

Common Shares & Units
Common shares outstanding	228,207	228,587	228,246	228,247	228,254
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	228,207	228,587	228,246	228,247	228,254

Capitalization
Market value of common equity	$3,128,716	$3,291,659	$2,969,484	$3,734,122	$3,793,586
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	979,040	980,996	982,828	984,916	986,638
Consolidated total capitalization	4,297,756	4,462,655	4,142,312	4,909,038	4,970,224

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$4,242,756	$4,407,655	$4,087,312	$4,854,038	$4,915,224

Consolidated debt to consolidated total capitalization	22.8%	22.0%	23.7%	20.1%	19.9%
Pro rata debt to pro rata total capitalization	21.8%	21.0%	22.7%	19.2%	19.0%
Consolidated debt and preferred equity to consolidated total capitalization	27.2%	26.2%	28.3%	23.9%	23.7%
Pro rata debt and preferred equity to pro rata total capitalization	26.3%	25.3%	27.3%	23.1%	22.8%

CAPITALIZATION	Page 21

Supplemental Financial Information August 1, 2019

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2019	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$78,835	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	112,579	106,855
Term Loan Facility	Unsecured	2.94%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	82,772	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	59,854	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				759,040	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2023 (1)	220,000	220,000
Credit Facility	Unsecured	L + 1.40% - 2.25%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$979,040	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.5%
% Floating Rate Debt				22.5%
Average Interest Rate (2)				4.22%
Weighted Average Maturity of Debt (1)				4.6 years

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 3.9 years to 4.6 years.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at June 30, 2019, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 22

Supplemental Financial Information August 1, 2019

Consolidated Amortization and Debt Maturity Schedule

As of June 30, 2019

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2019 consolidated total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information August 1, 2019

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information August 1, 2019

Hotel Information as of August 1, 2019

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	11.04%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	9.83%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	7.49%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	7.46%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	7.24%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.77%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	5.07%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502	4.66%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.65%	100%	Fee Simple		2011
10	Hilton Times Square	New York	Hilton	478	4.43%	100%	Leasehold	2091	2006
11	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.89%	100%	Leasehold	2097	2012
12	Marriott Boston Long Wharf	Massachusetts	Marriott	415	3.85%	100%	Fee Simple		2007
13	Renaissance Long Beach	California	Marriott	374	3.47%	100%	Fee Simple		2005
14	Embassy Suites Chicago	Illinois	Hilton	368	3.41%	100%	Fee Simple		2002
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.35%	100%	Fee Simple		2012
16	Renaissance Westchester	New York	Marriott	348	3.23%	100%	Fee Simple		2010
17	Embassy Suites La Jolla	California	Hilton	340	3.15%	100%	Fee Simple		2006
18	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.34%	100%	Fee Simple		2013
19	Marriott Portland	Oregon	Marriott	249	2.31%	100%	Fee Simple		2000
20	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.73%	100%	Leasehold	2096	1999
21	Oceans Edge Resort & Marina	Florida	Independent	175	1.62%	100%	Fee Simple		2017

	Total 21 Hotel Actual/Comparable Portfolio			10,780	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Hotel is subject to a municipal air rights lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.
(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information August 1, 2019

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information August 1, 2019

Property-Level Operating Statistics

Q2 2019/2018

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2019	2018	Variance	2019	2018	Variance	2019	2018	Variance
1	Hilton San Diego Bayfront (1)	$251.17	$249.81	0.5%	78.7%	87.7%	-10.3%	$197.67	$219.08	-9.8%
2	Boston Park Plaza	$246.19	$239.85	2.6%	97.0%	95.7%	1.4%	$238.80	$229.54	4.0%
3	Renaissance Washington DC	$250.42	$259.55	-3.5%	86.5%	89.2%	-3.0%	$216.61	$231.52	-6.4%
4	Hyatt Regency San Francisco (1)	$310.18	$299.99	3.4%	90.9%	90.9%	0.0%	$281.95	$272.69	3.4%
5	Renaissance Orlando at SeaWorld ®	$165.86	$164.80	0.6%	82.1%	79.2%	3.7%	$136.17	$130.52	4.3%
6	Renaissance Harborplace (1)	$175.84	$174.87	0.6%	69.2%	76.9%	-10.0%	$121.68	$134.48	-9.5%
7	Wailea Beach Resort	$447.36	$388.92	15.0%	93.5%	91.3%	2.4%	$418.28	$355.08	17.8%
8	Renaissance Los Angeles Airport (1)	$146.75	$151.09	-2.9%	92.5%	89.2%	3.7%	$135.74	$134.77	0.7%
9	JW Marriott New Orleans (1)	$212.68	$218.45	-2.6%	88.5%	64.6%	37.0%	$188.22	$141.12	33.4%
10	Hilton Times Square	$304.41	$314.90	-3.3%	99.2%	99.4%	-0.2%	$301.97	$313.01	-3.5%
11	Hyatt Centric Magnificent Mile	$229.70	$231.55	-0.8%	88.6%	90.3%	-1.9%	$203.51	$209.09	-2.7%
12	Marriott Boston Long Wharf (1)	$384.60	$364.85	5.4%	89.9%	76.2%	18.0%	$345.76	$278.02	24.4%
13	Renaissance Long Beach	$203.31	$187.74	8.3%	82.3%	82.3%	0.0%	$167.32	$154.51	8.3%
14	Embassy Suites Chicago	$222.75	$236.06	-5.6%	93.1%	93.9%	-0.9%	$207.38	$221.66	-6.4%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$202.05	$215.99	-6.5%	91.1%	91.3%	-0.2%	$184.07	$197.20	-6.7%
16	Renaissance Westchester	$161.88	$167.08	-3.1%	78.1%	80.4%	-2.9%	$126.43	$134.33	-5.9%
17	Embassy Suites La Jolla	$208.40	$202.17	3.1%	88.9%	91.1%	-2.4%	$185.27	$184.18	0.6%
18	Hilton New Orleans St. Charles	$171.88	$173.13	-0.7%	81.4%	83.6%	-2.6%	$139.91	$144.74	-3.3%
19	Marriott Portland	$194.29	$188.63	3.0%	88.2%	86.3%	2.2%	$171.36	$162.79	5.3%
20	Courtyard by Marriott Los Angeles	$163.14	$163.14	0.0%	96.3%	95.0%	1.4%	$157.10	$154.98	1.4%
21	Oceans Edge Resort & Marina (1)	$233.87	$236.71	-1.2%	92.2%	93.4%	-1.3%	$215.63	$221.09	-2.5%

	21 Hotel Actual/Comparable Portfolio (2)	$243.43	$239.25	1.7%	87.4%	87.1%	0.3%	$212.76	$208.39	2.1%

(1)

Operating statistics for the second quarter of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. Operating statistics for the second quarter of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans,  the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(2)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information August 1, 2019

Property-Level Operating Statistics

Q2 YTD 2019/2018

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2019	2018	Variance	2019	2018	Variance	2019	2018	Variance
1	Hilton San Diego Bayfront (1)	$254.09	$246.66	3.0%	77.0%	86.9%	-11.4%	$195.65	$214.35	-8.7%
2	Boston Park Plaza	$205.16	$206.60	-0.7%	88.9%	82.9%	7.2%	$182.39	$171.27	6.5%
3	Renaissance Washington DC	$246.97	$245.60	0.6%	80.1%	81.8%	-2.1%	$197.82	$200.90	-1.5%
4	Hyatt Regency San Francisco (1)	$330.83	$299.87	10.3%	87.6%	87.7%	-0.1%	$289.81	$262.99	10.2%
5	Renaissance Orlando at SeaWorld ®	$181.66	$177.95	2.1%	82.9%	81.0%	2.3%	$150.60	$144.14	4.5%
6	Renaissance Harborplace (1)	$168.84	$163.47	3.3%	55.9%	68.3%	-18.2%	$94.38	$111.65	-15.5%
7	Wailea Beach Resort	$471.61	$416.34	13.3%	93.2%	93.0%	0.2%	$439.54	$387.20	13.5%
8	Renaissance Los Angeles Airport (1)	$147.39	$151.82	-2.9%	90.3%	85.3%	5.9%	$133.09	$129.50	2.8%
9	JW Marriott New Orleans (1)	$219.64	$218.12	0.7%	87.5%	74.5%	17.4%	$192.19	$162.50	18.3%
10	Hilton Times Square	$257.69	$266.45	-3.3%	99.1%	99.3%	-0.2%	$255.37	$264.58	-3.5%
11	Hyatt Chicago Magnificent Mile	$184.59	$187.96	-1.8%	78.8%	82.0%	-3.9%	$145.46	$154.13	-5.6%
12	Marriott Boston Long Wharf (1)	$313.87	$325.20	-3.5%	84.2%	59.0%	42.7%	$264.28	$191.87	37.7%
13	Renaissance Long Beach	$198.07	$190.48	4.0%	82.5%	83.1%	-0.7%	$163.41	$158.29	3.2%
14	Embassy Suites Chicago	$178.16	$190.02	-6.2%	86.9%	86.9%	0.0%	$154.82	$165.13	-6.2%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$159.48	$167.70	-4.9%	79.5%	84.6%	-6.0%	$126.79	$141.87	-10.6%
16	Renaissance Westchester	$155.75	$158.69	-1.9%	72.5%	75.1%	-3.5%	$112.92	$119.18	-5.3%
17	Embassy Suites La Jolla	$201.98	$196.58	2.7%	88.3%	87.5%	0.9%	$178.35	$172.01	3.7%
18	Hilton New Orleans St. Charles	$180.50	$184.16	-2.0%	80.5%	83.3%	-3.4%	$145.30	$153.41	-5.3%
19	Marriott Portland	$179.18	$177.52	0.9%	83.6%	83.6%	0.0%	$149.79	$148.41	0.9%
20	Courtyard by Marriott Los Angeles	$161.77	$163.77	-1.2%	95.2%	95.3%	-0.1%	$154.01	$156.07	-1.3%
21	Oceans Edge Resort & Marina (1)	$273.90	$263.26	4.0%	93.6%	92.2%	1.5%	$256.37	$242.73	5.6%

	21 Hotel Actual/Comparable Portfolio (2)	$234.15	$227.59	2.9%	83.3%	83.1%	0.2%	$195.05	$189.13	3.1%

(1)

Operating statistics for the first six months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. Operating statistics for the first six months of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(2)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information August 1, 2019

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information August 1, 2019

Operating Statistics by Brand
Q2 and Q2 YTD 2019/2018

		For the Three Months Ended June 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	11	85.2%	$235.68	$200.80	82.2%	$226.82	$186.45	7.7%
Hilton (2)	6	86.6%	$239.65	$207.54	90.8%	$243.95	$221.51	-6.3%
Hyatt (3)	2	90.1%	$283.08	$255.06	90.7%	$276.65	$250.92	1.6%
Other (4)	2	96.3%	$244.52	$235.47	95.4%	$239.42	$228.41	3.1%

21 Hotel Actual/Comparable Portfolio (5)	21	87.4%	$243.43	$212.76	87.1%	$239.25	$208.39	2.1%

		For the Six Months Ended June 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	11	81.4%	$234.04	$190.51	79.3%	$224.24	$177.82	7.1%
Hilton (2)	6	83.7%	$221.97	$185.79	88.4%	$223.62	$197.68	-6.0%
Hyatt (3)	2	84.6%	$284.15	$240.39	85.8%	$263.21	$225.83	6.4%
Other (4)	2	89.6%	$215.34	$192.94	84.2%	$215.38	$181.35	6.4%

21 Hotel Actual/Comparable Portfolio (5)	21	83.3%	$234.15	$195.05	83.1%	$227.59	$189.13	3.1%

(1)

Marriott excludes the Marriott Tysons Corner, sold in December 2018 and the Marriott Houston, sold in October 2018. For the six months ended June 30, 2018, Marriott also excludes the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(2)	Hilton excludes the Hilton North Houston, sold in October 2018.
(3)	Hyatt excludes the Hyatt Regency Newport Beach, sold in July 2018.
(4)	Other includes the Boston Park Plaza and the Oceans Edge Resort & Marina.
(5)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information August 1, 2019

21 Hotel Actual/Comparable Portfolio Property-Level Trailing 12 Adjusted EBITDAre Contribution by Brand

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information August 1, 2019

Operating Statistics by Region
Q2 and Q2 YTD 2019/2018

		For the Three Months Ended June 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	86.0%	$234.46	$201.64	88.8%	$231.01	$205.14	-1.7%
Other West (2)	2	91.9%	$371.37	$341.29	89.7%	$328.65	$294.80	15.8%
Midwest	3	90.8%	$218.70	$198.58	91.8%	$228.16	$209.45	-5.2%
East (3)	10	86.9%	$234.64	$203.90	84.6%	$233.30	$197.37	3.3%

21 Hotel Actual/Comparable Portfolio (4)	21	87.4%	$243.43	$212.76	87.1%	$239.25	$208.39	2.1%

		For the Six Months Ended June 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	84.2%	$238.82	$201.09	87.0%	$229.69	$199.83	0.6%
Other West (2)	2	90.2%	$386.80	$348.89	90.1%	$346.99	$312.64	11.6%
Midwest	3	81.6%	$174.70	$142.56	84.4%	$182.25	$153.82	-7.3%
East (3)	10	82.1%	$219.09	$179.87	79.5%	$216.50	$172.12	4.5%

21 Hotel Actual/Comparable Portfolio (4)	21	83.3%	$234.15	$195.05	83.1%	$227.59	$189.13	3.1%

(1)	California excludes the Hyatt Regency Newport Beach, sold in July 2018.
(2)	Other West excludes the two Houston hotels, sold in October 2018.
(3)

East excludes the Marriott Tysons Corner, sold in December 2018. For the six months ended June 30, 2018, East also excludes the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(4)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information August 1, 2019

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre
Q2 and Q2 YTD 2019/2018

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	(In thousands)	2019	2018		2019	2018
		Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change	Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$12,278	$13,728	-11%	$23,189	$27,512	-16%
2	Boston Park Plaza	12,771	11,596	10%	14,040	11,275	25%
3	Renaissance Washington DC (3)	8,568	10,054	-15%	14,155	14,690	-4%
4	Hyatt Regency San Francisco (3)	8,314	8,080	3%	17,168	14,935	15%
5	Renaissance Orlando at SeaWorld ®	7,546	6,643	14%	17,770	16,812	6%
6	Renaissance Harborplace (3)	3,873	3,881	0%	4,230	4,986	-15%
7	Wailea Beach Resort	12,153	10,197	19%	25,372	22,842	11%
8	Renaissance Los Angeles Airport (3)	1,807	2,030	-11%	3,703	3,561	4%
9	JW Marriott New Orleans (3)	5,095	2,703	88%	10,518	7,289	44%
10	Hilton Times Square	2,965	3,616	-18%	2,416	3,707	-35%
11	Hyatt Centric Chicago Magnificent Mile (3)	3,181	3,225	-1%	2,130	2,410	-12%
12	Marriott Boston Long Wharf (3)	8,187	6,260	31%	9,776	4,965	97%
13	Renaissance Long Beach	2,595	2,389	9%	5,010	4,815	4%
14	Embassy Suites Chicago (3)	2,742	3,511	-22%	2,840	3,843	-26%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,268	2,700	-16%	1,837	2,479	-26%
16	Renaissance Westchester	850	1,412	-40%	708	1,417	-50%
17	Embassy Suites La Jolla (3)	2,820	2,939	-4%	5,195	5,193	0%
18	Hilton New Orleans St. Charles	1,176	1,491	-21%	2,342	3,221	-27%
19	Marriott Portland	1,888	1,884	0%	2,928	3,174	-8%
20	Courtyard by Marriott Los Angeles	966	908	6%	1,841	1,886	-2%
21	Oceans Edge Resort & Marina (3)	1,703	1,832	-7%	4,257	4,093	4%

	21 Hotel Actual/Comparable Portfolio (4)	103,746	101,079	3%	171,425	165,105	4%

	Add: Sold Hotels (5)
	Marriott Philadelphia	—	—	—	—	(352)	100%
	Marriott Quincy	—	—	—	—	(591)	100%
	Hyatt Regency Newport Beach (3)	—	2,803	-100%	—	5,008	-100%
	Hilton North Houston	—	447	-100%	—	1,403	-100%
	Marriott Houston	—	380	-100%	—	1,157	-100%
	Marriott Tysons Corner	—	2,678	-100%	—	4,352	-100%

	Actual Portfolio (6)	$103,746	$107,387	-3%	$171,425	$176,082	-3%

*Footnotes on page 35

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 34

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre
Q2 and Q2 YTD 2019/2018 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 38, 39, 41 and 42.
(3)

Hotel Adjusted EBITDAre for both the second quarter and first six months of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace, and by a total of $(0.1) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $(0.2) million; the Embassy Suites La Jolla $21,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.2) million; and the Hyatt Centric Chicago Magnificent Mile $0.3 million. Hotel Adjusted EBITDAre for the first six months of 2019 is also impacted by a non-current year property tax assessment at the Oceans Edge Resort & Marina $(0.2) million. For both the second quarter and first six months of 2018, Hotel Adjusted EBITDAre is impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, and by a total of $(0.1) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $(41,000); the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; the Hyatt Centric Chicago Magnificent Mile $(15,000); and the Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre for the first six months of 2018 is also impacted by a non-current year property tax credit at the Hyatt Regency Newport Beach $5,000.

(4)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.
(5)

Sold Hotels include the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach, sold in July 2018, the two Houston hotels, sold in October 2018, and the Marriott Tysons Corner, sold in December 2018.

(6)

Actual Portfolio for both the second quarter and first six months of 2019 include all 21 hotels owned by the Company as of June 30, 2019. Actual Portfolio for the second quarter and first six months of 2018 include all 25 hotels owned by the Company as of June 30, 2018, plus results generated by Sold Hotels as applicable.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 35

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Margins
Q2 and Q2 YTD 2019/2018

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
		2019	2018		2019	2018
		Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps	Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps
1	Hilton San Diego Bayfront (1) (2)	31.8%	34.7%	(290) bps	30.8%	34.3%	(350) bps
2	Boston Park Plaza	40.5%	38.6%	190 bps	28.4%	25.2%	320 bps
3	Renaissance Washington DC (2)	34.8%	37.3%	(250) bps	31.1%	31.7%	(60) bps
4	Hyatt Regency San Francisco (2)	27.4%	27.8%	(40) bps	27.9%	26.6%	130 bps
5	Renaissance Orlando at SeaWorld ®	34.4%	34.2%	20 bps	37.3%	37.3%	— bps
6	Renaissance Harborplace (2)	31.3%	31.7%	(40) bps	21.9%	23.9%	(200) bps
7	Wailea Beach Resort	40.2%	38.8%	140 bps	41.0%	41.2%	(20) bps
8	Renaissance Los Angeles Airport (2)	22.6%	25.4%	(280) bps	23.2%	23.1%	10 bps
9	JW Marriott New Orleans (2)	45.0%	32.1%	1,290 bps	45.6%	38.2%	740 bps
10	Hilton Times Square	21.3%	25.0%	(370) bps	10.2%	15.1%	(490) bps
11	Hyatt Centric Chicago Magnificent Mile (2)	31.0%	30.1%	90 bps	13.9%	15.0%	(110) bps
12	Marriott Boston Long Wharf (2)	44.7%	41.1%	360 bps	34.4%	23.2%	1,120 bps
13	Renaissance Long Beach	33.5%	33.4%	10 bps	32.7%	32.9%	(20) bps
14	Embassy Suites Chicago (2)	35.6%	41.5%	(590) bps	23.9%	30.1%	(620) bps
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	34.6%	38.1%	(350) bps	19.9%	24.0%	(410) bps
16	Renaissance Westchester	14.5%	21.3%	(680) bps	6.8%	12.4%	(560) bps
17	Embassy Suites La Jolla (2)	42.2%	44.3%	(210) bps	40.8%	41.9%	— bps
18	Hilton New Orleans St. Charles	32.6%	39.6%	(700) bps	31.3%	41.1%	(980) bps
19	Marriott Portland	42.4%	43.6%	(120) bps	37.6%	40.0%	(240) bps
20	Courtyard by Marriott Los Angeles	29.7%	28.7%	100 bps	29.1%	30.0%	(90) bps
21	Oceans Edge Resort & Marina (2)	30.7%	34.8%	(410) bps	34.7%	37.3%	(260) bps

	21 Hotel Actual/Comparable Portfolio (3)	34.3%	34.5%	(20) bps	30.6%	30.6%	— bps

	21 Hotel Actual/Comparable Portfolio, excluding prior year property tax adjustments, net (4)	34.3%	34.6%	(30) bps	30.6%	30.6%	— bps

*Footnotes on page 37

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 36

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Margins
Q2 and Q2 YTD 2019/2018 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDAre Margins for both the second quarter and first six months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace, and by a total of $(0.1) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $(0.2) million; the Embassy Suites La Jolla $21,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.2) million; and the Hyatt Centric Chicago Magnificent Mile $0.3 million. Hotel Adjusted EBITDAre Margins for the first six months of 2019 are also impacted by a non-current year property tax assessment at the Oceans Edge Resort & Marina $(0.2) million. For both the second quarter and first six months of 2018, Hotel Adjusted EBITDAre Margins are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, and by a total of $(0.1) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $(41,000); the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; the Hyatt Centric Chicago Magnificent Mile $(15,000); and the Renaissance Washington DC $(4,000).

(3)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.
(4)

21 Hotel Actual/Comparable Portfolio, excluding prior year property tax adjustments, net represents the 21 Hotel Actual/Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 37

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Reconciliation Q2 2019

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1) (3)	$38,650	$7,773	$(289)	$2,559	$2,235	$12,278	31.8%
2	Boston Park Plaza	31,539	8,314	—	4,457	—	12,771	40.5%
3	Renaissance Washington DC	24,618	4,389	—	2,477	1,702	8,568	34.8%
4	Hyatt Regency San Francisco (3)	30,342	4,853	348	3,113	—	8,314	27.4%
5	Renaissance Orlando at SeaWorld ®	21,945	4,971	—	2,575	—	7,546	34.4%
6	Renaissance Harborplace (3)	12,364	2,413	—	1,460	—	3,873	31.3%
7	Wailea Beach Resort	30,208	8,251	—	3,902	—	12,153	40.2%
8	Renaissance Los Angeles Airport	7,989	755	—	1,052	—	1,807	22.6%
9	JW Marriott New Orleans	11,322	2,604	(5)	1,612	884	5,095	45.0%
10	Hilton Times Square	13,922	(836)	61	2,542	1,198	2,965	21.3%
11	Hyatt Centric Chicago Magnificent Mile (3)	10,246	1,734	369	1,078	—	3,181	31.0%
12	Marriott Boston Long Wharf	18,302	5,478	—	2,709	—	8,187	44.7%
13	Renaissance Long Beach	7,748	1,627	—	968	—	2,595	33.5%
14	Embassy Suites Chicago (3)	7,700	1,990	—	752	—	2,742	35.6%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	6,561	1,605	10	653	—	2,268	34.6%
16	Renaissance Westchester	5,882	(38)	—	888	—	850	14.5%
17	Embassy Suites La Jolla (3)	6,684	1,152	—	1,032	636	2,820	42.2%
18	Hilton New Orleans St. Charles	3,602	542	—	634	—	1,176	32.6%
19	Marriott Portland	4,453	1,486	—	402	—	1,888	42.4%
20	Courtyard by Marriott Los Angeles	3,252	713	—	253	—	966	29.7%
21	Oceans Edge Resort & Marina (3)	5,542	919	—	784	—	1,703	30.7%

	21 Hotel Actual/Comparable Portfolio (4)	$302,871	$60,695	$494	$35,902	$6,655	$103,746	34.3%

*Footnotes on page 40

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 38

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Reconciliation Q2 2018

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (5)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$39,602	$9,506	$(290)	$2,558	$1,954	$13,728	34.7%
2	Boston Park Plaza	30,017	6,987	—	4,609	—	11,596	38.6%
3	Renaissance Washington DC (6)	26,964	5,861	—	2,449	1,744	10,054	37.3%
4	Hyatt Regency San Francisco (6)	29,087	5,031	—	3,049	—	8,080	27.8%
5	Renaissance Orlando at SeaWorld ®	19,419	4,483	—	2,160	—	6,643	34.2%
6	Renaissance Harborplace	12,258	2,427	—	1,454	—	3,881	31.7%
7	Wailea Beach Resort	26,280	6,143	—	4,054	—	10,197	38.8%
8	Renaissance Los Angeles Airport (6)	7,991	1,095	—	935	—	2,030	25.4%
9	JW Marriott New Orleans (6)	8,416	790	(5)	1,015	903	2,703	32.1%
10	Hilton Times Square	14,444	(207)	66	2,553	1,204	3,616	25.0%
11	Hyatt Centric Chicago Magnificent Mile (6)	10,702	1,743	367	1,115	—	3,225	30.1%
12	Marriott Boston Long Wharf (6)	15,222	3,738	—	2,522	—	6,260	41.1%
13	Renaissance Long Beach	7,159	1,530	—	859	—	2,389	33.4%
14	Embassy Suites Chicago (6)	8,469	2,785	—	726	—	3,511	41.5%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (6)	7,084	1,911	—	789	—	2,700	38.1%
16	Renaissance Westchester	6,644	474	—	938	—	1,412	21.3%
17	Embassy Suites La Jolla	6,638	1,269	—	1,022	648	2,939	44.3%
18	Hilton New Orleans St. Charles	3,769	889	—	602	—	1,491	39.6%
19	Marriott Portland	4,320	1,486	—	398	—	1,884	43.6%
20	Courtyard by Marriott Los Angeles	3,167	647	—	261	—	908	28.7%
21	Oceans Edge Resort & Marina	5,260	1,072	16	744	—	1,832	34.8%

	21 Hotel Actual/Comparable Portfolio (4)	292,912	59,660	154	34,812	6,453	101,079	34.5%

	Add: Sold Hotels (7)
	Hyatt Regency Newport Beach	10,514	1,914	—	889	—	2,803	26.7%
	Hilton North Houston	4,198	208	—	239	—	447	10.6%
	Marriott Houston	2,862	104	—	276	—	380	13.3%
	Marriott Tysons Corner	6,940	2,017	—	661	—	2,678	38.6%

	Actual Portfolio (8)	$317,426	$63,903	$154	$36,877	$6,453	$107,387	33.8%

*Footnotes on page 40

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 39

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Reconciliation
Q2 2019/2018 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the second quarter of 2019 include: a total of $0.1 million in amortization of finance and operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront; the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile and the JW Marriott New Orleans; and $0.3 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.

(3)

Hotel Adjusted EBITDAre for the second quarter of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace, and by a total of $(0.1) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $(0.2) million; the Embassy Suites La Jolla $21,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.2) million; and the Hyatt Centric Chicago Magnificent Mile $0.3 million.

(4)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.
(5)

Other Adjustments for the second quarter of 2018 include: a total of $0.1 million in amortization of finance and operating lease right-of-use assets at the Hilton San Diego Bayfront, the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile and the JW Marriott New Orleans (reclassified to conform to the current year's reporting); and a total of $16,000 in hurricane-related uninsured losses at the Oceans Edge Resort & Marina.

(6)

Hotel Adjusted EBITDAre for the second quarter of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport, and by a total of $(0.1) million in non-current year property tax (assessments) received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $(15,000); and Renaissance Washington DC $(4,000).

(7)

Sold Hotels for the second quarter of 2018 include results for the Hyatt Regency Newport Beach sold in July 2018, the two Houston hotels sold in October 2018, and the Marriott Tysons Corner sold in December 2018.

(8)	Actual Portfolio for the second quarter of 2018 includes all 25 hotels owned by the Company as of June 30, 2018.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 40

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Reconciliation Q2 YTD 2019

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1) (3)	$75,336	$14,178	$(579)	$5,117	$4,473	$23,189	30.8%
2	Boston Park Plaza	49,399	5,137	—	8,903	—	14,040	28.4%
3	Renaissance Washington DC	45,514	5,808	—	4,932	3,415	14,155	31.1%
4	Hyatt Regency San Francisco (3)	61,539	10,220	708	6,240	—	17,168	27.9%
5	Renaissance Orlando at SeaWorld ®	47,658	12,641	—	5,129	—	17,770	37.3%
6	Renaissance Harborplace (3)	19,334	1,280	—	2,950	—	4,230	21.9%
7	Wailea Beach Resort	61,877	17,591	—	7,781	—	25,372	41.0%
8	Renaissance Los Angeles Airport	15,951	1,608	—	2,095	—	3,703	23.2%
9	JW Marriott New Orleans	23,054	5,548	(3)	3,209	1,764	10,518	45.6%
10	Hilton Times Square	23,689	(5,182)	125	5,087	2,386	2,416	10.2%
11	Hyatt Centric Chicago Magnificent Mile (3)	15,354	(759)	735	2,154	—	2,130	13.9%
12	Marriott Boston Long Wharf	28,396	4,374	—	5,402	—	9,776	34.4%
13	Renaissance Long Beach	15,339	3,096	—	1,914	—	5,010	32.7%
14	Embassy Suites Chicago (3)	11,866	1,345	—	1,495	—	2,840	23.9%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	9,240	513	19	1,305	—	1,837	19.9%
16	Renaissance Westchester	10,379	(1,066)	—	1,774	—	708	6.8%
17	Embassy Suites La Jolla (3)	12,738	1,864	—	2,063	1,268	5,195	40.8%
18	Hilton New Orleans St. Charles	7,479	1,085	—	1,257	—	2,342	31.3%
19	Marriott Portland	7,790	2,130	—	798	—	2,928	37.6%
20	Courtyard by Marriott Los Angeles	6,322	1,335	—	506	—	1,841	29.1%
21	Oceans Edge Resort & Marina (3)	12,274	2,696	—	1,561	—	4,257	34.7%

	21 Hotel Actual/Comparable Portfolio (4)	$560,528	$85,442	$1,005	$71,672	$13,306	$171,425	30.6%

*Footnotes on page 43

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 41

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Reconciliation Q2 YTD 2018

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (5)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$80,110	$19,285	$(579)	$5,110	$3,696	$27,512	34.3%
2	Boston Park Plaza	44,664	2,117	—	9,158	—	11,275	25.2%
3	Renaissance Washington DC (6)	46,312	6,307	—	4,884	3,499	14,690	31.7%
4	Hyatt Regency San Francisco (6)	56,185	8,979	—	5,956	—	14,935	26.6%
5	Renaissance Orlando at SeaWorld ®	45,131	12,481	—	4,331	—	16,812	37.3%
6	Renaissance Harborplace	20,851	2,083	—	2,903	—	4,986	23.9%
7	Wailea Beach Resort	55,476	14,754	—	8,088	—	22,842	41.2%
8	Renaissance Los Angeles Airport (6)	15,447	1,835	—	1,726	—	3,561	23.1%
9	JW Marriott New Orleans (6)	19,091	3,472	(4)	2,017	1,804	7,289	38.2%
10	Hilton Times Square	24,566	(3,940)	136	5,112	2,399	3,707	15.1%
11	Hyatt Centric Chicago Magnificent Mile (6)	16,094	(572)	733	2,249	—	2,410	15.0%
12	Marriott Boston Long Wharf (6)	21,398	262	—	4,703	—	4,965	23.2%
13	Renaissance Long Beach	14,649	3,104	—	1,711	—	4,815	32.9%
14	Embassy Suites Chicago (6)	12,783	2,351	—	1,492	—	3,843	30.1%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (6)	10,315	902	—	1,577	—	2,479	24.0%
16	Renaissance Westchester	11,405	(398)	—	1,815	—	1,417	12.4%
17	Embassy Suites La Jolla	12,389	1,850	—	2,050	1,293	5,193	41.9%
18	Hilton New Orleans St. Charles	7,842	2,023	—	1,198	—	3,221	41.1%
19	Marriott Portland	7,929	2,371	—	803	—	3,174	40.0%
20	Courtyard by Marriott Los Angeles	6,292	1,332	—	554	—	1,886	30.0%
21	Oceans Edge Resort & Marina	10,987	3,320	(731)	1,504	—	4,093	37.3%

	21 Hotel Actual/Comparable Portfolio (4)	539,916	83,918	(445)	68,941	12,691	165,105	30.6%

	Add: Sold Hotels (7)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%
	Hyatt Regency Newport Beach (6)	19,390	3,235	—	1,773	—	5,008	25.8%
	Hilton North Houston	9,367	941	2	460	—	1,403	15.0%
	Marriott Houston	6,286	592	2	563	—	1,157	18.4%
	Marriott Tysons Corner	12,478	2,984	—	1,368	—	4,352	34.9%

	Actual Portfolio (8)	$588,040	$90,727	$(441)	$73,105	$12,691	$176,082	29.9%

*Footnotes on page 43

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information August 1, 2019

Property-Level Adjusted EBITDAre Reconciliation

Q2 YTD 2019/2018 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the first six months of 2019 include: a total of $0.3 million in amortization of finance and operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile and the JW Marriott New Orleans; and $0.7 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.

(3)

Hotel Adjusted EBITDAre for the first six months of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace, and by a total of $(0.3) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $(0.2) million; the Embassy Suites La Jolla $21,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.2) million; the Hyatt Centric Chicago Magnificent Mile $0.3 million; and the Oceans Edge Resort & Marina $(0.2) million.

(4)	21 Hotel Actual/Comparable Portfolio includes all hotels owned by the Company as of June 30, 2019.
(5)

Other Adjustments for the first six months of 2018 include: a total of $0.3 million in amortization of finance and operating lease right-of-use assets at the Hilton San Diego Bayfront, the Hilton Times Square, the Hyatt Centric Chicago Magnificent Mile and the JW Marriott New Orleans (reclassified to conform to the current year's reporting); $(0.8) million in hurricane-related business interruption insurance proceeds at the Oceans Edge Resort & Marina; and a total of $0.1 million in hurricane-related uninsured losses at the two Houston hotels and the Oceans Edge Resort & Marina.

(6)

Hotel Adjusted EBITDAre for the first six months of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, and by a total of $(0.1) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $(15,000); Hyatt Regency Newport Beach $5,000; and Renaissance Washington DC $(4,000).

(7)

Sold Hotels for the first six months of 2018 includes results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach sold in July 2018, the two Houston hotels sold in October 2018 and the Marriott Tysons Corner sold in December 2018.

(8)

Actual Portfolio for the first six months of 2018 includes all 25 hotels owned by the Company as of June 30, 2018, plus results generated by the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43